Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Categories & Definitions                                       7
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.




USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000



(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


The last half of 1998 was a fascinating time in the financial markets. While the press, as usual, devoted most of its attention to stock markets, the income markets were perhaps even more interesting.

The turmoil in foreign debt markets coupled with the problems of a notable hedge fund, set off an almost incredible wave of events. I use the word "wave" because it so well describes the reaction that occurred in the U.S. Treasury securities market. We see this in the chronology of yields on the 30-year Treasury bond:


                 U.S. Treasury                30-year Yield
                 ------------------------------------------
                 August 3, 1998                   5.66%
                 September 1, 1998                5.34%
                 October 1, 1998                  4.88%
                 November 2, 1998                 5.24%
                 December 1, 1998                 5.03%


And, as this is being written in early March 1999, the 30-year bond has returned to the level of August 1998.

These seemingly dry numbers tell a story that is filled with terror. This was a flight to quality and a flight away from anything that smacked of risk. It is a reminder that mutual funds are not bank accounts. They are conduits to securities markets, and those markets must function every day. If the world is in turmoil, that functioning will be rocky, but that does not mean all is bad. If you owned Russian or Brazilian bonds it was bad. But if you owned U.S. Treasuries it was absolutely wonderful.

That is the great lesson here. A tumultuous market produces winners as well as losers because money must flow somewhere. That's one reason we diversify. That's one reason we don't pay much attention to doomsayers.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Past performance is no guarantee of future results.





Investment Review

USAA SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: A broad range of investment-grade debt securities.


----------------------------------------------------------------------------
                                           7/31/98              1/31/99
============================================================================
  Net Assets                            $181.2 Million       $211.2 Million
  Net Asset Value Per Share                 $9.99                 $9.88
----------------------------------------------------------------------------


----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
============================================================================
      7/31/98 to                                             Since Inception
       1/31/99               1 Year           5 Years          on 6/1/93
        2.08%(+)              4.65%            5.84%             5.81%
-----------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Corporation Index, and the Lipper Short Investment Grade Debt Funds Average, for the period of 06/01/93 through 01/31/99. The data points from the graph are as follows:

              USAA Short-              Lehman 1-3         Lipper Short Inv Grade
            Term Bond Fund          Govt/Corp Index         Grade Debt Average
            --------------          ---------------       ----------------------

06/01/93      $10,000                    $10,000                   $10,000
07/93          10,087                     10,099                    10,122
01/94          10,372                     10,351                    10,385
07/94          10,259                     10,329                    10,306
01/95          10,388                     10,483                    10,418
07/95          11,070                     11,077                    10,989
01/96          11,501                     11,574                    11,492
07/96          11,692                     11,690                    11,581
01/97          12,234                     12,124                    12,025
07/97          12,741                     12,554                    12,451
01/98          13,162                     12,994                    12,845
07/98          13,494                     13,321                    13,149
01/99          13,775                     13,824                    13,504

Data from 6/1/93 through 1/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.






Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  PAUL LUNDMARK, CFA APPEARS HERE]


THE MARKET
I manage the Short-Term Bond Fund so that income is the primary component of total return. As of January 31, 1999, the twelve-month dividend yield for the Fund was 6.07% versus the average of 5.57% for other funds in the Lipper Short-Term Investment Grade Debt Funds category.(1) While the yield compared favorably to my peers, the Fund lagged in terms of change in net asset value. The reason for this underperformance was that at the beginning of 1998, short-term U.S. Treasury rates (1-5 years) were close to or lower than overnight rates. In order to keep the Fund's yield up, I invested in corporate bonds and mortgage and asset-backed securities. Thus I was underweighted in U.S. Treasury bonds versus my peers. This management style worked well until the recent market turmoil. The months of August and September saw a "flight to quality" as investors avoided investments that had any element of risk and scrambled to buy U.S. Treasury securities at inflated prices. This resulted in all asset classes underperforming U.S. Treasuries.

In my opinion, the negative market sentiment became overdone which provided buying opportunities. I purchased Merrill Lynch and AT&T Capital corporate bonds that have subsequently risen in price.

The best performing bonds in the portfolio were Waste Management and WorldCom. Waste Management was acquired by USA Waste and WorldCom acquired MCI. These combinations resulted in financially stronger companies. While positive, the returns for real estate investment trusts (REIT) corporate bonds and the collateralized mortgage obligation (CMO) securities fell short of the rally in treasuries. I am continuing to hold these securities because they are priced cheap compared to treasuries and could potentially outperform in more normal market conditions.


(1) Lipper Analytical Services, Inc. is an independent organization that monitors the performance of mutual funds. Rankings are based on total return.


Past performance is no guarantee of future results.

This past year has been challenging. While I have made an effort to upgrade the credit quality of the Fund, in certain market conditions, technical factors such as liquidity can far outweigh the fundamentals. However, I believe that the philosophy of maximizing income through credit analysis without timing the market should work well over time.






                                 PORTFOLIO MIX

A pie chart is shown here depicting the Portfolio Mix as of January 31, 1999 of the USAA Short-Term Bond Fund to be:

Bonds/Notes - 74.6%*;  Variable Rate Demand Notes - 18.2%*; and Commercial Paper
- 5.6%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


See page 8 for a complete listing of the Portfolio of Investments.






USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)

Fixed Rate Instruments - consist of bonds and notes. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In bond funds, the effective maturity is the next put date.

Cash  Equivalents  -  consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.


PORTFOLIO DESCRIPTION ABBREVIATIONS
    COP    Certificate of Participation
    IDA    Industrial Development Authority/Agency
    IDB    Industrial Development Board
    HFA    Housing Finance Authority
    MFH    Multi-Family Housing
    MTN    Medium-Term Note
    PCRB   Pollution Control Revenue Bond
    RB     Revenue Bond


Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

    (LOC) Enhanced by a bank letter of credit.







USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)



  Principal                                               Coupon                 Market
   Amount          Security                                Rate     Maturity     Value
----------------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (74.6%)
                            CORPORATE BONDS (54.6%)
            Banks - Major Regional
$   4,500   Corporacion Andina De Fomento, Global
             Bonds                                         7.38%    7/21/2000  $   4,498
    4,000   Corporacion Andina De Fomento, Global
             Bonds                                         7.10     2/01/2003      3,932
----------------------------------------------------------------------------------------
                                                                                   8,430
----------------------------------------------------------------------------------------

            Finance - Consumer
    6,000   Capital One Bank, Bank Notes                   5.95     2/15/2001      5,949
    3,000   Capital One Bank, Bank Notes                   6.15     6/01/2001      2,979
----------------------------------------------------------------------------------------
                                                                                   8,928
----------------------------------------------------------------------------------------

            Finance - Diversified
    9,000   AT&T Capital Corp., MTN                        7.50    11/15/2000      9,176
----------------------------------------------------------------------------------------

            Investment Banks/Brokerage
    5,000   Merrill Lynch & Co., Inc., Notes               6.00     2/12/2003      5,076
----------------------------------------------------------------------------------------

            Manufacturing - Diversified Industries
    9,000   Edperbrascan Corp., Notes                      7.13    12/16/2003      8,961
----------------------------------------------------------------------------------------

            Real Estate Investment Trusts
    3,000   Developers Diversified Realty Corp.,
             Senior Notes                                  7.63     5/15/2000      3,048
    7,000   Equity Operating L.P., Notes (a)               6.38     2/15/2002      6,999
    7,000   Franchise Finance Corp. of America,
             Senior Notes                                  7.00    11/30/2000      7,016
    8,000   Glenborough Property, L.P., Senior Notes (a)   7.63     3/15/2005      7,679
    7,000   HRPT Properties Trust, Senior Notes            6.70     2/23/2005      6,834
    3,000   Nationwide Health Properties, Inc., MTN        8.61     3/01/2002      3,116
    5,000   Oasis Residential, Inc., Notes                 6.75    11/15/2001      4,946
    4,500   TriNet Corporate Realty Trust, Inc., Notes     7.30     5/15/2001      4,538
----------------------------------------------------------------------------------------
                                                                                  44,176
----------------------------------------------------------------------------------------

            Retail - General Merchandising
    3,000   Dayton Hudson Corp., Notes                     5.95     6/15/2000      3,026
    2,000   Kmart Corp., MTN                               7.72     6/25/2002      2,020
    2,000   Kmart Corp., MTN                               7.76     7/01/2002      2,023
----------------------------------------------------------------------------------------
                                                                                   7,069
----------------------------------------------------------------------------------------

            Retail - Specialty
    3,000   MacSaver Financial Services, Inc., Notes       7.40      2/15/2002     2,415
----------------------------------------------------------------------------------------

            Telecommunications - Long Distance
    2,500   WorldCom, Inc., Senior Notes                   6.13      8/15/2001     2,545
    4,000   WorldCom, Inc., Senior Notes                   7.55      4/01/2004     4,352
----------------------------------------------------------------------------------------
                                                                                   6,897
----------------------------------------------------------------------------------------

            Waste Management
    8,000   Browning Ferris Industries, Inc.               6.08      1/18/2000     8,004
    6,000   Waste Management, Inc., Notes                  6.38     12/01/2003     6,114
----------------------------------------------------------------------------------------
                                                                                  14,118
----------------------------------------------------------------------------------------
            Total corporate bonds (cost: $115,381)                               115,246
----------------------------------------------------------------------------------------

                        ASSET BACKED SECURITIES (7.1%)
    6,000   FirstPlus Home Loan Owner Trust, Series
             1997-4, Class A-5                             6.62      9/10/2015     6,066
    4,000   Firstplus Home Loan Owner Trust, Series
             1998-2, Class A-4                             6.54      4/10/2015     3,987
    5,000   Firstplus Home Loan Owner Trust, Series
             1998-4, Class A-3                             6.24      5/11/2015     4,954
----------------------------------------------------------------------------------------
            Total asset backed securities (cost: $14,999)                         15,007
----------------------------------------------------------------------------------------

                  COLLATERILIZED MORTGAGE OBLIGATIONS (12.9%)
    4,725   Federal Home Loan Mortgage Corp.,
             Series 1998-11 M                              9.00      2/18/2024     4,977
    2,653   Federal Home Loan Mortgage Corp.,
             Series 1998-2 GA                              8.50      4/18/2025     2,733
    6,043   Federal Home Loan Mortgage Corp.,
             Series 1998-7 H                               9.00      3/18/2025     6,378
    5,051   Federal National Mortgage Assn.,
             Series 1997-72 CA                             9.50      9/18/2023     5,187
    3,068   Federal National Mortgage Assn.,
             Series 1997-79 U                              9.00     11/18/2024     3,164
    4,710   Federal National Mortgage Assn.,
             Series 1997-89 N                              9.50     12/20/2022     4,903
----------------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $28,446)             27,342
----------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $158,826)                        157,595
----------------------------------------------------------------------------------------

                  VARIABLE RATE DEMAND NOTES (18.2%)
            Appropriated Debt
    9,500   City of Gardena, CA, COP, Series 1995 (LOC)    7.20      7/01/2025     9,500
----------------------------------------------------------------------------------------

            Buildings
    2,030   Goson, Notes, Series 1997 (LOC)                5.02     11/01/2017     2,030
    2,075   Montgomery, AL, IDB RB, Series 1996C (LOC)     5.10      7/01/2016     2,075
    1,485   Scottsboro, AL, IDB RB, Series 1995 (LOC)      5.10     10/01/2010     1,485
----------------------------------------------------------------------------------------
                                                                                   5,590
----------------------------------------------------------------------------------------

            Finance - Diversified
      610   New Jersey Economic Development Auth.
             Bonds, Series 1996A2 (LOC)                    5.05     11/01/2016       610
      545   New Jersey Economic Development Auth.
             Bonds, Series 1996D2 (LOC)                    5.05     11/01/2006       545
----------------------------------------------------------------------------------------
                                                                                   1,155
----------------------------------------------------------------------------------------

            Foods
    1,500   Colorado HFA Economic Development RB,
             Series 1998B (LOC)                            5.05     10/01/2018     1,500
----------------------------------------------------------------------------------------

            Heavy Duty Trucks & Parts
    2,680   Missouri Economic Development Export
             IDA RB, Series 1993B (LOC)                    4.90      6/01/2008     2,680
----------------------------------------------------------------------------------------

            Lodging/Hotel
    2,540   Birmingham, AL, Historical Preservation
             Auth. Taxable RB, Series 1993 (LOC)           5.75      5/01/2018     2,540
----------------------------------------------------------------------------------------

            Manufacturing - Specialized
    4,300   Spencer County Tax PCRB, Series 1998 (LOC)     5.54      9/01/2018     4,300
----------------------------------------------------------------------------------------

            Multi-Family Housing
      155   Bartlett, IL, MFH RB, Series 1995 (LOC)        6.00      3/01/2025       155
----------------------------------------------------------------------------------------

            Real Estate - Other
    1,925   Wynrose, Inc., Notes, Series 1995A (LOC)       5.10     11/01/2005     1,925
----------------------------------------------------------------------------------------

            Special Assessment/Tax/Fee
    7,700   Orange County Special Finance Auth. RB,
             Series 1995A (LOC)                            6.10     11/01/2014     7,700
----------------------------------------------------------------------------------------

            Miscellaneous
    1,370   Ontario Redevelopment Agency, CA, RB,
             Series B (LOC)                                5.50      9/01/2027     1,370
----------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $38,415)                      38,415
----------------------------------------------------------------------------------------

                                CASH EQUIVALENTS (5.6%)
            Commercial Paper
    2,393   MCN Investment Corp.                           5.07      2/01/1999     2,392
    9,500   Los Angeles County Metropolitan
             Transportation Auth. Notes (LOC)              5.80      2/02/1999     9,500
----------------------------------------------------------------------------------------
            Total cash equivalents (cost: $11,892)                                11,892
----------------------------------------------------------------------------------------
            Total investments (cost: $209,133)                                 $ 207,902
========================================================================================







USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

January 31, 1999
(Unaudited)

                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Real Estate Investment Trusts                       20.9%
            Collateralized Mortgage Obligations                 12.9
            Asset Backed Securities                              7.1
            Waste Management                                     6.7
            Finance - Diversified                                4.9
            Appropriated Debt                                    4.5
            Sales Tax                                            4.5
            Manufacturing - Diversified Industries               4.2
            Finance - Consumer                                   4.2
            Banks - Major Regional                               4.0
            Special Assessment/Tax/Fee                           3.6
            Retail - General Merchandising                       3.4
            Telecommunications - Long Distance                   3.3
            Buildings                                            2.7
            Investment Banks / Brokerage                         2.4
            Manufacturing - Specialized                          2.0
            Heavy Duty Trucks & Parts                            1.3
            Lodging/Hotel                                        1.2
            Retail - Specialty                                   1.1
            Natural Gas Utilities                                1.1
            Other                                                2.4
                                                                ----
                                                                98.4%
                                                                ====






USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

See accompanying notes to financial statements.







USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1999
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $209,133)    $207,902
   Cash                                                                             162
   Receivables:
      Capital shares sold                                                         1,175
      Interest                                                                    2,585
                                                                               --------
         Total assets                                                           211,824
                                                                               --------

LIABILITIES
   Capital shares redeemed                                                          479
   USAA Transfer Agency Company                                                      31
   Accounts payable and accrued expenses                                             27
   Dividends on capital shares                                                       93
                                                                               --------
         Total liabilities                                                          630
                                                                               --------
            Net assets applicable to capital shares outstanding                $211,194
                                                                               ========

REPRESENTED BY:
   Paid-in capital                                                             $212,520
   Accumulated net realized loss on investments                                     (95)
   Net unrealized depreciation of investments                                    (1,231)
                                                                               --------
            Net assets applicable to capital shares outstanding                $211,194
                                                                               ========
   Capital shares outstanding                                                    21,375
                                                                               ========
   Authorized shares of $.01 par value                                          120,000
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   9.88
                                                                               ========

See accompanying notes to financial statements.






USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31,1999
(Unaudited)


Net investment income:
   Interest income                                                       $6,262
                                                                         ------
   Expenses:
      Management fees                                                       238
      Transfer agent's fees                                                 163
      Custodian's fees                                                       39
      Postage                                                                13
      Shareholder reporting fees                                              9
      Director's Fees                                                         2
      Registration fees                                                      59
      Professional fees                                                      19
      Other                                                                   2
                                                                         ------
         Total expenses before reimbursement                                544
      Expenses reimbursed                                                   (54)
                                                                         ------
         Total expenses after reimbursement                                 490
                                                                         ------
            Net investment income                                         5,772
                                                                         ------
Net realized and unrealized loss on investments:
   Net realized loss                                                        (64)
   Change in net unrealized appreciation/depreciation                    (1,720)
                                                                         ------
            Net realized and unrealized loss                             (1,784)
                                                                         ------
Increase in net assets resulting from operations                         $3,988
                                                                         ======

 See accompanying notes to financial statements.







USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)



                                                               1/31/99         7/31/98
                                                              -------------------------
From operations:
   Net investment income                                      $  5,772         $  9,482
   Net realized gain (loss) on investments                         (64)             442
   Change in net unrealized appreciation/depreciation of
      investments                                               (1,720)            (936)
                                                              -------------------------
      Increase in net assets resulting from operations           3,988            8,988
                                                              -------------------------
Distributions to shareholders from:
   Net investment income                                        (5,772)          (9,472)
                                                              -------------------------
   Net realized gains                                             (465)             --
                                                              -------------------------
From capital share transactions:
   Proceeds from shares sold                                    77,471          105,161
   Shares issued for dividends reinvested                        5,583            8,269
   Cost of shares redeemed                                     (50,782)         (65,521)
                                                              -------------------------
      Increase in net assets from capital share transactions    32,272           47,909
                                                              -------------------------
Net increase in net assets                                      30,023           47,425
Net assets:
   Beginning of period                                         181,171          133,746
                                                              -------------------------
   End of period                                              $211,194         $181,171
                                                              =========================
Change in shares outstanding:
   Shares sold                                                    7,803          10,515
   Shares issued for dividends reinvested                           562             827
   Shares redeemed                                               (5,121)         (6,550)
                                                              -------------------------
      Increase in shares outstanding                              3,244           4,792
                                                              =========================

See accompanying notes to financial statements.







USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, openend management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Funds investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Funds assets primarily in U.S. dollar-denominated debt securities that are investment-grade at the time of their purchase. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $43.0 million and $5.5 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $1.2 million and $2.4 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .50% of its annual average net assets. Because the Fund's annual expenses for the six-month period ended January 31, 1999 exceeded .50%, the Manager has waived a portion of its management fee to reduce the Fund's annual expenses to
 .50%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1999, the Association and its affiliates owned .8 million shares (3.5%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) YEAR 2000
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.



(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                            Six-month                                                        Ten-month
                           Period Ended                                                    Period Ended
                            January 31,                  Year ended July 31,                  July 31,
                           ----------------------------------------------------------------------------
                               1999        1998         1997         1996         1995          1994
                           ----------------------------------------------------------------------------
Net asset value at
   beginning of period     $   9.99     $  10.03     $   9.79     $   9.87      $   9.74     $  10.08
Net investment income           .29          .62          .61          .62           .61          .37
Net realized and
   unrealized gain (loss)      (.09)        (.04)         .25         (.08)          .13         (.33)
Distributions from
   net investment income       (.29)        (.62)        (.61)        (.62)         (.61)        (.37)
Distributions of realized
   capital gains               (.02)         -           (.01)          -            -           (.01)
                           --------------------------------------------------------------------------
Net asset value at
   end of period           $   9.88     $   9.99     $  10.03     $   9.79      $   9.87     $   9.74
                           ==========================================================================
Total return (%)*              2.08         5.91         8.97         5.62          7.90          .39
Net assets at
   end of period (000)     $211,194     $181,171     $133,746     $101,032      $ 76,190     $ 48,228
Ratio of expenses to
   average net assets (%)       .50(a)       .50          .50          .50           .50          .50(a)
Ratio of expenses to average
   net assets excluding
   reimbursement (%)            .55(a)       .56          .61          .66           .74          .87(a)
Ratio of net investment
   income to average
   net assets (%)              5.81(a)      6.16         6.14         6.29          6.34         4.51(a)
Portfolio turnover (%)         3.97        48.24        27.85        66.81        103.02       142.08

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777